POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that
the undersigned, Stuart P.
Stoller, an executive officer
of The New York Times Company
(the Company), hereby
constitutes and appoints each
of Solomon B. Watson IV,
Kenneth A. Richieri and Rhonda
L. Brauer, and each of them
acting individually, his true
and lawful attorneys-in-fact to:

1. execute for and on behalf of
the undersigned Forms 3, 4 and
5 relating to the Company's
Class A Common Stock, in
accordance with Section 16(a)
of the Securities Exchange Act
of 1934 (the Exchange Act) and
the rules thereunder;

2. do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete the execution of any
such Form 3, 4 or 5 and the
timely filing of such form
with the United States
Securities and Exchange
Commission and any other
authority, including the New
York Stock Exchange; and

3. take any other action of
any type whatsoever in
connection with the foregoing
which, in the opinion of such
attorney-in-fact, may be of
benefit to, in the best
interest of, or legally
required by, the undersigned,
it being understood that the
documents executed by such
attorney-in-fact on behalf
of the undersigned pursuant
to this Power of Attorney
shall be in such form and
shall contain such terms and
conditions as such attorney-
in-fact may approve in his or
her discretion.

The undersigned hereby grants
to each such attorney in-fact
full power and authority to
do and perform all and every
act and thing whatsoever
requisite, necessary and
proper to be done in the
exercise of any of the rights
and powers herein granted, as
fully to all intents and
purposes as such attorney-in-
fact might or could do if
personally present, with full
power of substitution or
revocation, hereby ratifying
and confirming that such
attorney-in-fact, or his or
her substitute or substitutes,
shall lawfully do or cause to
be done by virtue of this
power of attorney and the
rights and powers herein
granted.  The undersigned
acknowledges that the
foregoing attorneys-in-fact,
in serving in such capacity
at the request of the
undersigned, are not assuming
any of the undersigned's
responsibilities to comply
with Section 16 of the Exchange
Act.

This Power of Attorney shall
remain in full force and effect
until the undersigned is no
longer required to file Forms
3, 4, and 5 with respect to the
undersigned's holdings of and
transactions in securities
issued by the Company, unless
earlier revoked by the
undersigned in a signed
writing delivered to the
foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the
undersigned caused this Power
of Attorney to be executed as
of this 15th day of September,
2005.



s/Stuart P. Stoller
Stuart P. Stoller